March 4, 2022

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88302
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88300

Ladies and Gentlemen:

We have transmitted to contract owners the annual reports for the period ended December 31, 2021 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account C invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact Simon Berry at 513.412.4737.

Sincerely,

/s/ John P. Gruber

John P. Gruber

Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88302 and 333-88300

1940 Act No.

811-07452 AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Value Fund—Series I Shares

Invesco V.I. Capital Appreciation Fund-Series II Shares

Invesco V.I. Comstock Fund—Series I Shares

Invesco V.I. Conservative Balanced Fund – Series II Shares (closed)

Invesco V.I. Core Equity Fund—Series I Shares

Invesco V.I. Discovery Mid Cap Growth Fund—Series II Shares

Invesco V.I. Diversified Dividend Fund-Series I Shares

Invesco V.I. Equity and Income Fund—Series II Shares

Invesco V.I. Global Fund-Series II Shares

Invesco V.I. Government Securities Fund—Series II Shares

Invesco V.I. Health Care Fund—Series I Shares

Invesco V.I. Main Street Fund®-Series II Shares

Invesco V.I. Main Street Mid Cap Fund®-Series II Shares

Invesco V.I. Main Street Small Cap Fund-Series II Shares

Invesco V.I. Small Cap Equity Fund-Series I Shares

811-21987 ALPS Variable Investment Trust

Morningstar Balanced ETF Asset Allocation Portfolio—Class II Shares Morningstar Conservative ETF Asset Allocation Portfolio—Class II Shares Morningstar Growth ETF Asset Allocation Portfolio—Class II Shares Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II Shares

811-05188 American Century® Variable Portfolios, Inc.

VP Capital Appreciation Fund—Class I Shares VP Large Company Value Fund—Class II Shares VP Mid Cap Value Fund—Class II Shares

VP Ultra® Fund—Class II Shares

811-08673 BNY Mellon Investment Portfolios

Mid Cap Stock Portfolio – Service Shares Technology Growth Portfolio—Initial Shares

811-05719 BNY Mellon Stock Index Fund, Inc.—Service Shares

811-07044 The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Shares

811-05125 BNY Mellon Variable Investment Fund

Appreciation Portfolio—Service Shares

Government Money Market Portfolio

811-09237 Calamos Advisors Trust

Calamos Growth and Income Portfolio (closed)

811-09293 Davis Variable Account Fund, Inc.

Davis Value Portfolio (closed)

811-05583 Franklin Templeton Variable Insurance Products Trust Templeton Foreign VIP Fund—Class 2 Shares

811-07736 Janus Aspen Series

Janus Henderson VIT Balanced Portfolio—Service Shares

Janus Henderson VIT Enterprise Portfolio—Service Shares

Janus Henderson VIT Global Research Portfolio—Service Shares (closed) Janus Henderson VIT Overseas Portfolio—Service Shares

Janus Henderson VIT Research Portfolio—Service Shares

811-07607 Morgan Stanley Variable Insurance Fund, Inc.

Core Plus Fixed Income Portfolio–Class I Shares Discovery Portfolio—Class I Shares

U.S. Real Estate Portfolio—Class I Shares

811-04255 Neuberger Berman Advisers Management Trust

Mid Cap Growth Portfolio—Class S Shares Sustainable Equity Portfolio—Class S Shares

811-08399 PIMCO Variable Insurance Trust

PIMCO High Yield Portfolio—Administrative Class

PIMCO Real Return Portfolio—Administrative Class

PIMCO Total Return Portfolio—Administrative Class

811-08821 Rydex Variable Trust

Guggenheim Long Short Equity Fund (closed)

811-07917 Wilshire Variable Insurance Trust

Wilshire Global Allocation Fund